PIONEER
CALIFORNIA
DOUBLE TAX-FREE
FUND

ANNUAL REPORT
SEPTEMBER 30, 1995

DEAR SHAREOWNER,

     Pioneer California Double Tax-Free Fund completed its third fiscal year on September 30, 1995. This report details the favorable environment for municipal bond investing during the period, and highlights the impressive results turned in by your Fund.

                          HOW YOUR FUND PERFORMED

We are pleased to report the following for Pioneer California Double Tax-Free Fund as of September 30, 1995:

* Your Fund ranked in the top 7% of all California tax- free income funds for the year ended September 30, 1995, according to Lipper Analytical Services, an independent mutual fund research firm.1

* The Fund's total return for the year ended September 30 was 11.50% based on net asset value, and 7.61% based on public offering price. Total return represents the change in share price and assumes reinvestment of all distributions at net asset value.

* Net asset value stood at $10.81 per share, versus $10.22 one year earlier.

* Shareowners received tax-exempt dividends totaling $0.55 per share.

* The Fund's tax-free 30-day yield on September 30 was 4.97%.2
  Your Fund's tax-free yield was equivalent to a taxable yield of 9.24% at the end of the period, based on the 46.24% maximum combined federal and California personal income tax rate.

For additional performance information, please turn to page 4.

                     BOND PRICES ROSE DURING THE YEAR

     Over the past year, the Federal Reserve (the Fed) raised short-term interest rates twice, on November 15 and February 1, bringing the federal funds rate as high as 6.0% and triggering periods of falling bond prices. The Fed's decision to raise rates was based on its fear of too-fast economic growth and inflation. Investors, also uncertain about these matters, added to the bond market's turmoil, fueling its poor performance in 1994.

Moving into 1995, however, the Fed's efforts began to have the desired effect; many economic indicators slowed, and inflation remained low. Even the Fed's rate hike on February 1 did little to temper the positive momentum in the bond market; if anything, many investors saw the increase as an indication of the Fed's determination to keep the economy from expanding too quickly. In fact, in response to ongoing signs of slowing economic growth, the Fed lowered the federal funds rate to 5.75% on July 6. This action pushed many bond prices to some of the highest levels of the year. While various events temporarily caused prices to fall, conditions over the past 12 months were favorable -- and rewarding -- for bond investors.

Municipal investors in particular benefited over the year, thanks in large part to the record low supply of securities made available in 1994 and 1995, combined with the $35 billion of municipal securities retired on July 1. Demand for short-term municipal bonds increased as the period progressed, while demand for long-term municipal bonds fell. This shift in demand was spurred by ongoing discussions of tax reform; because of the uncertainty surrounding the type and timing of tax reform, investors are demanding higher yields on long- maturity bonds to offset their heightened risk. As a result, short-maturity issues became "rich" toward the end of the period, relative to Treasury securities, while long maturities became "cheap."

                    HOW PIONEER MANAGED YOUR INVESTMENT

Your Fund's portfolio holdings had an average quality rating of AA on September 30, 1995. This high-quality focus should provide a level of comfort to conservative investors uneasy with bonds rated below investment-grade. Your Fund does not invest in lower-quality securities or speculative investments. The Fund also avoids issues subject to the alternative minimum tax (AMT).

                             PORTFOLIO QUALITY
                        (as of September 30, 1995)

                   Cash and Cash Equivalents  1%
                                           A 22%
                                          AA 43%
                                         AAA 34%


1 The Fund ranked sixth of 92 funds; the ranking was based on total return and does not account for sales charges or fee waivers. Past performance does not guarantee future results.
2 Based  on a  standard  formula  prescribed  by  the  Securities  and  Exchange
  Commission. The Fund's investment manager, Pioneering Management Corporation, currently is reducing its management fee and certain other expenses, otherwise the Fund's total return would have been lower and the yield would have been 3.19%.

Your management reduced the Fund's exposure to long-maturity bonds over the year. Given the ongoing debate about tax reform, and flat taxes in particular, we think a more conservative position will be most successful in maintaining the Fund's share price and income stream. By the end of the period, the Fund's holdings had an average effective life of 16 years, versus 19 years on September 30, 1994. We reduced the Fund's weighting in bonds with more than 10 years to maturity to 80% of the portfolio, versus 94% one year ago. Instead, we increased the number of intermediate-term holdings, specifically, bonds in the seven-to-10-year maturity range, to take advantage of their greater liquidity and share price stability. On September 30, 1995, these issues totaled 14% of the portfolio, versus zero one year ago.

                            PORTFOLIO MATURITY
                        (as of September 30, 1995)

                             0-7 Years  6%
                            7-10 Years 14%
                           10-20 Years 49%
                             20+ Years 31%

The Fund remains diversified across many market sectors within California. Of course, just as important as what the Fund's portfolio holds is what it does not. Specifically, your management avoids investments in hospital and lease bonds, as well as certificates of participation. In our opinion, these issues put investors at risk since the repayment of principal and interest comes from a third party, not the issuing municipality. Instead, we favor securities that finance essential services, as well as those whose performance is not directly tied to the State's troubled economy. Our approach inevitably leads to high-quality investments in revenue bonds sold to finance water and sewer and power facilities. On September 30, your portfolio had 21% of its portfolio in water and sewer bonds, and another 14% in utility issues.

Orange County's fiscal troubles made some progress as the year progressed. The County declared bankruptcy on December 6, 1994, after a series of speculative investments led to significant losses in its investment pool. After a series of debates and proposals, investors in the pool agreed to a bailout plan whereby money from other Orange County investments would contribute and pay for the defunct issues. On September 15, State legislators approved this recovery plan; Moody's Investors Service (a bond rating agency) responded a few days later to legislative actions by announcing it would review and re-evaluate the County's credit standing. We will continue to monitor this situation as it evolves.

Your Fund does not own any direct obligations of Orange County. The portfolio did contain Orange County Local Transportation Authority Sales Tax Revenue Bonds and South Coast Water District Revenue Bonds, two securities that had investments in the pool managed by Orange County. While the County's problems did not affect the performance of these specific bonds -- they made their scheduled payments and maintained their high quality ratings -- we nonetheless took advantage of a market rally to sell them since they were not insured.

                               LOOKING AHEAD

After a slow start to the fiscal year, improving conditions -- low inflation, a moderately paced economy and favorable interest rates -- have significantly lifted the bond market. In fact, these conditions have enabled investors to erase 1994's losses and to benefit from higher prices. While the past two years remind us that investing can be volatile, they also illustrate the advantage of maintaining a longer-term horizon and considering temporary downturns as buying opportunities.

As we move into your Fund's fourth fiscal year, we will continue to monitor events affecting the bond market, including changes in interest rates, economic data and the strength of the U.S. dollar. For the municipal bond market, we will closely watch political debates about the national deficit, new federal budget and tax reform. The impact on municipal bonds will depend on a number of factors, including the rates at which investment income is taxed, which deductions are eliminated, the percentage of taxpayers subject to each rate, and whether additional restrictions are placed on municipal bond issuance. We expect the national debate to heat up as specific tax-reform proposals are put forth and opponents formulate responses.

Even with tax reform, your management is confident that municipal bonds will continue to play a significant role for investors, especially given their recent value and limited supply. In addition, the Fund's conservative positioning should be effective in minimizing the effects of interest rate changes and other external events. We believe our strategy will offer share- owners rewarding performance and a high level of comfort.

The following pages provide the Fund's audited list of portfolio holdings and financial statements as of September 30, 1995. If you have any questions about your investment in Pioneer California Double Tax-Free Fund, please contact your investment representative, or call Pioneer at 1-800-225-6292.

Respectfully,

/s/John F. Cogan, Jr.
John F. Cogan, Jr.
Chairman and President,
Pioneer California Double Tax-Free Fund

November 10, 1995

                      GROWTH OF A $10,000 INVESTMENT*

This chart shows the growth of a $10,000 investment made in Pioneer California Double Tax-Free Fund, compared with the growth of the Lehman Brothers Municipal Bond Index.+

                    PIONEER CALIFORNIA DOUBLE TAX-FREE FUND

                                        AVERAGE ANNUAL TOTAL RETURNS
                                         (AS OF SEPTEMBER 30, 1995)
                            NET ASSET VALUE              PUBLIC OFFERING PRICE*
Life-of-Fund
(2/19/93)                         3.91%                            2.50%
1 YEAR                           11.50                             7.61

                                        PIONEER
                                      CALIFORNIA                      LEHMAN
                                        DOUBLE                       BROTHERS
                                       TAX-FREE                      MUNICIPAL
                                         FUND                        BOND INDEX
 2/28/93                                  9,650                        10,000
 3/31/93                                  9,625                         9,894
 6/30/93                                  9,926                        10,218
 9/30/93                                 10,322                        10,564
12/30/93                                 10,386                        10,712
 3/30/94                                  9,620                        10,124
 6/30/94                                  9,561                        10,238
 9/30/94                                  9,554                        10,306
12/30/94                                  9,284                        10,158
 3/30/95                                 10,215                        10,876
 6/30/95                                 10,394                        11,138
 9/30/95                                 10,653                        11,458

+ Index comparisons begin February 28, 1993.
* Reflects deduction of the maximum 3.5% sales charge at the beginning of the period and assumes reinvestment of all distributions at net asset value.

The Lehman Brothers Municipal Bond Index is an unmanaged, composite measure of investment-grade municipal bonds. The Index's returns assume reinvestment of dividends, but, unlike the Fund's returns, do not reflect any fees, expenses or sales charges. Investors cannot invest directly in the Index.

Past performance does not guarantee future results. Return and principal fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. A portion of income may be subject to state and local taxes, although the Fund intends to minimize any taxable income.

SCHEDULE OF INVESTMENTS -- PIONEER CALIFORNIA DOUBLE TAX-FREE FUND -- SEP-TEMBER 30, 1995

               STANDARD
              & POOR'S/
               MOODY'S
               RATINGS
PRINCIPAL     (UNAU-
 AMOUNT        DITED)                                                 VALUE
                           TAX-EXEMPT SECURITIES -- 98.7%
                           CALIFORNIA -- 91.4%
$250,000    AAA/AAA     Berkeley Unified School District General
                          Obligation, FGIC Insured, 5.25%, 2010      $  238,815
100,000     AA-/Aa      Beverly Hills Public Financing Authority
                          Revenue, 6.0%, 2022                            98,679
250,000     AA/NR       Beverly Hills Unified School District General
                          Obligation, 5.75%, 2020                       240,138
150,000     AA-/NR      Burlingame Elementary School District General
                          Obligation, 5.5%, 2013                        141,224
250,000     AA/Aa       California State Department Water Resources,
                          Central Valley Project Revenue, 6.0% , 2007   264,835
250,000     AA/Aa1      California Educational Facilities Authority
                          Revenue, Pomona College, 6.0%, 2017           249,975
250,000     AA/Aa       California Educational Facilities Authority
                          Revenue, University of Southern California,
                          5.8%, 2015                                    241,118
250,000     AA-/Aa      California State Transportation Commission,
                          San Francisco Bay Toll Bridge Revenue,
                          4.6%, 2005                                    238,815
250,000     A/A1        California General Obligation, 6.5%, 2010       270,955
100,000     AA-/A1      East Bay Municipal Utility District Revenue,
                          6.0%, 2020                                     98,597
250,000     AA/Aa       Los Angeles County Sanitation District
                          Financing Authority Revenue, 5.375%, 2013     231,640
100,000     AA-/Aa      Los Angeles Department of Water and Power
                          Revenue, 6.0%, 2032                            98,171
250,000     AA/Aa1      Los Angeles General Obligation, 5.25%, 2008     241,455
250,000     AAA/Aaa     M-S-R Public Power Agency, San Juan Revenue
                          Project, AMBAC Insured, 6.0%, 2008            262,005
250,000     AA/Aa       Metropolitan Water District of Southern
                          California Revenue, 5.5%, 2019                233,955
250,000     AAA/Aaa     North of the River Sanitation District #1
                          Revenue, AMBAC Insured, 5.25%, 2017           229,720
250,000     AAA/Aaa     Northern California Power Agency Revenue,
                          Hydroelectric Project Number One, MBIA
                          Insured, 5.5%, 2023                           232,857
100,000     AAA/Aaa     Northern California Transmission Revenue,
                          MBIA Insured, 5.5%, 2014                       95,406
100,000     NR/A1       Palm Springs Unified School District General
                          Obligation, 5.3%, 2017                         90,404
250,000     AA+/Aa      Palo Alto Utility Revenue, 6.2%, 2012           261,697
250,000     AA-/Aa      Pasadena Electric Revenue, 5.15%, 2001          258,762
250,000     A-/A        Sacramento Municipal Utility District
                          Electric Revenue, 5.75%, 2022                 235,712
250,000     AA+/Aaa     San Diego Open Space Park Facilities General
                          Obligation, 5.75%, 2008                       257,017
250,000     A-/A1       San Diego Public Facilities Financing
                          Authority Sewer Revenue, 5.25%, 2020          222,345
100,000     AA/Aa       San Francisco Bay Area Rapid Transit District,
                          4.5%, 1996                                    100,522
250,000     AAA/Aaa     San Francisco Bay Area Rapid Transit District,
                          FGIC Insured, 5.25%, 2006                     252,432
100,000     AAA/Aaa     San Francisco Sewer Revenue, AMBAC Insured,
                          5.5%, 2015                                     95,113
250,000     AAA/Aaa     San Jose Airport Revenue, FGIC Insured,
                          5.875%, 2007                                  263,502
100,000     AAA/Aaa     San Luis Obispo Water Revenue, MBIA Insured,
                          5.5%, 2018                                     94,192
250,000     AAA/Aaa     Santa Barbara County Transportation
                          Authority, Sales Tax Revenue, FGIC Insured,
                          5.0%, 2010                                    231,948
200,000     AA-/Aa      Santa Monica-Malibu Unified School District
                          General Obligation, 5.5%, 2018                188,342
250,000     AAA/Aaa     Santa Monica Wastewater Enterprise Revenue,
                          AMBAC Insured, 5.0%, 2008                     240,233
100,000     A+/A        South Coast Water District Revenue, 5.875%,
                          2021                                           91,179
250,000     A+/Aa       Southern California Public Power Authority
                          Transmission Project Revenue, 5.75%, 2021     239,305
                                                                     $6,831,065


The accompanying notes are an integral part of these financial statements.
                                   5

                           PUERTO RICO -- 7.3%
$300,000   A-/BAA1      Puerto Rico Electric Power Authority Revenue,
                          5.25%, 2007                                  $295,833
 250,000   A+/A         Puerto Rico Telephone Authority Revenue, 5.4%,
                          2008                                          251,059
                                                                       $546,892
                          TOTAL INVESTMENT IN TAX-EXEMPT SECURITIES
                            (Total Cost $7,480,161)(a)(b)            $7,377,957
                        TEMPORARY CASH INVESTMENT -- 1.3%
                        TAX-EXEMPT VARIABLE RATE SECURITY(1)
 100,000                California Pollution Control Financing
                          Authority, Shell Oil Guarantee, 4.30%, 2008  $100,326
                          TOTAL TEMPORARY CASH INVESTMENT
                            (Total Cost $100,000)                      $100,326
                          TOTAL INVESTMENT IN SECURITIES--100%
                            (Total Cost $7,580,161)+                 $7,478,283


 + The concentration of investments in securities by type of obligation/market sector is as follows:

General Obligation                                            15.7%
Insured                                                       26.5%
Revenue Bonds:
   Education Revenue                                           6.6%
   Electric, Water & Sewer Revenue                            21.4%
   Power Revenue                                              13.8%
   Transportation Revenue                                      7.9%
   Other Revenues                                              6.8%
Reserves                                                       1.3%


NR Not Rated.
(1) Coupon rate shown reflects rate as of September 30, 1995.
(a) At September 30, 1995, the net unrealized loss on investments based on cost for federal income tax purposes of $7,480,161 was as follows:

    Aggregate gross unrealized gain for all investments
    in which there is an excess of value over tax cost             $ 87,529
    Aggregate gross unrealized loss for all investments
    in which there is an excess of tax cost over value             (189,733)
    Net unrealized loss                                          $ (102,204)


(b) At September 30, 1995, the Fund had a net capital loss carryforward of $109,121, which will expire between 2002 and 2003 if not utilized.

    Purchases and sales of securities (excluding temporary cash investments) for the year ended September 30, 1995 aggregated $2,634,527 and $1,609,818, respectively.


The accompanying notes are an integral part of these financial statements.
                                   6

PIONEER CALIFORNIA DOUBLE TAX-FREE FUND
BALANCE SHEET -- SEPTEMBER 30, 1995

ASSETS:

   Investments in tax-exempt securities, at value (including
     temporary cash investment of $100,326)
     (cost $7,580,161; see Schedule of Investments and Note 1)       $7,478,283
   Cash                                                                   3,259
   Receivables --
     Interest                                                           118,685
     Trust shares sold                                                   68,234
   Due from Pioneering Management Corporation (Note 2)                   27,508
   Other                                                                  2,692
       Total assets                                                  $7,698,661
LIABILITIES:
   Dividends payable                                                    $10,685
   Accrued expenses (Notes 2, 3 and 4)                                   32,524
       Total liabilities                                                $43,209
NET ASSETS:
   Paid-in capital (Note 1)                                          $7,866,777
   Accumulated net realized loss on investments                        (109,121)
   Net unrealized loss on investments                                  (102,204)
       Total net assets (equivalent to $10.81 per share based on
        707,874 trust shares outstanding)                            $7,655,452


PIONEER CALIFORNIA DOUBLE TAX-FREE FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 1995

INVESTMENT INCOME (NOTE 1):
   Interest                                                            $394,234
EXPENSES:
   Management fees (Note 2)                               $40,877
   Distribution fees (Note 4)                              10,141
   Transfer agent fees (Note 3)                             4,220
   Registration fees                                        7,415
   Professional fees                                       23,855
   Accounting (Note 2)                                     41,975
   Custodian fees                                           7,280
   Printing                                                 3,464
   Fees and expenses of nonaffiliated trustees              3,832
   Regulatory reporting                                     9,101
   Miscellaneous                                            5,690
       Total expenses                                    $157,850
   Less management fees waived and expenses assumed by
     Pioneering Management Corporation
      (Note 2)                                            123,786
   Net expenses                                                         $34,064
     Net investment income                                             $360,170
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized loss on investments                                    $(87,587)
   Change in net unrealized loss on investments                         479,623
       Net gain on investments                                         $392,036
          Net increase in net assets resulting from
           operations                                                  $752,206

The accompanying notes are an integral part of these financial statements.

PIONEER CALIFORNIA DOUBLE TAX-FREE FUND
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED SEPTEMBER 30, 1995 AND 1994

                                                           1995         1994
FROM OPERATIONS:
  Net investment income                                   $360,170     $292,847
  Net realized loss on investments                         (87,587)     (21,534)
  Change in net unrealized gain (loss) on investments      479,623     (728,382)
   Net increase (decrease) in net assets resulting
    from operations                                       $752,206    $(457,069)
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income ($0.55 and $0.59 per share,
    respectively)                                        $(360,170)   $(292,847)
  In excess of net investment income ($0.00 and $0.00
    per share, respectively)                                 --            (450)
     Decrease in net assets resulting from distributions
      to shareholders                                    $(360,170)   $(293,297)
FROM TRUST SHARE TRANSACTIONS
 (NOTE 1):                               SHARES
  Net proceeds from sale of shares  224,501  301,171    $2,307,233   $3,349,296
  Net asset value of shares issued
    to shareholders in reinvest-
    ment of dividends                22,116   17,790       230,893      192,405
  Cost of shares repurchased       (144,061) (58,823)   (1,463,505)    (625,136)
    Increase in net assets
      resulting from trust share
      transactions                  102,556  260,138    $1,074,621   $2,916,565
      Net increase in net assets                        $1,466,657   $2,166,199
NET ASSETS:
  Beginning of year                                      6,188,795    4,022,596
  End of year                                           $7,655,452   $6,188,795

PIONEER CALIFORNIA DOUBLE TAX-FREE FUND
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING

                                          YEAR ENDED           YEAR ENDED           PERIOD ENDED
                                      SEPTEMBER 30, 1995   SEPTEMBER 30, 1994   SEPTEMBER 30, 1993+
Net asset value, beginning of period        $10.22               $11.65                $11.24
Increase (decrease) from investment
  operations:
   Net investment income                      $0.55                $0.59                 $0.38
   Net realized and unrealized gain
     (loss) on investments                     0.59                (1.43)                 0.41
       Total increase (decrease) from
        investment operations                 $1.14               $(0.84)                $0.79
Distributions to shareholders from:
   Net investment income                      (0.55)               (0.59)                (0.38)
Net increase (decrease) in net asset
  value                                       $0.59               $(1.43)                $0.41
Net asset value, end of period               $10.81               $10.22                $11.65
Total return*                                 11.50%              (7.45%)                 7.14%
Ratio of net operating expenses to
  average net assets                          0.50%                0.36%               0.00%**
Ratio of net investment income to
  average net assets                          5.27%                5.31%               5.37%**
Portfolio turnover rate                      24.30%               10.82%                 0.00%
Net assets, end of period               $7,655,452           $6,188,795            $4,022,596
Ratios assuming no waiver of management
  fees and assumption of
  expenses:
   Net operating expenses                     2.31%                2.69%               4.15%**
   Net investment income                      3.46%                2.98%               1.22%**


 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
 + The Fund commenced operations on February 19, 1993.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 1995

1. Pioneer California Double Tax-Free Fund (the Fund), one of three funds that currently composes Pioneer Tax-Free State Series Trust, is a Massachusetts business trust registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. As of September 30, 1995, The Pioneer Group, Inc. (PGI) was the beneficial owner of approximately 19% of the outstanding shares of the Fund. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.

A. Security Valuation -- Security transactions are recorded on trade date. Securities are valued based on valuations furnished by an independent pricing service that utilizes a matrix system. This matrix system reflects such factors as security prices, yields, maturities and ratings and is supplemented by dealer and exchange quotations and fair market value information from other sources, as required. Market discount and premium are accreted or amortized daily on a straight-line basis. Original issue discount is accreted daily to interest income on a yield-to- maturity basis. Temporary cash investments are valued at amortized cost plus accrued interest, which approximates value. Interest income is recorded on the accrual basis.

    Gains and losses on sales of investments are calculated on the "identified cost" method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

    B. Federal Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

C. Trust Shares -- The Fund records sales and repurchases of its trust shares on trade date. Shares are sold and redeemed on a continuous basis at net asset value per share. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of PGI. PFD earned $5,877 in underwriting commissions on the sale of the Fund's trust shares during the year ended September 30, 1995. The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on the last business day of the month. Short-term capital gain distributions, if any, may be paid with the daily dividends.

2. Pioneering Management Corporation (PMC), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.60% of the Fund's average daily net assets.

    PMC has agreed not to impose a portion of its management fees and to assume other operating expenses for the Fund to the extent necessary to limit the Fund's expenses to an annual rate of 0.50% of the Fund's average daily net assets up to $20 million; 0.55% of the next $5 million; 0.60% of the next $5 million; 0.65% of the next $5 million; 0.70% of the next $5 million; and 0.75% of the excess over $40 million. PMC's agreement is temporary and voluntary and may be revised or terminated at any time.

    In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. Included in Accrued expenses is $4,504 in accounting fees payable to PMC at September 30, 1995.

    3. Pioneering Services Corporation (PSC), a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in Accrued expenses is $618 in transfer agent fees payable to PSC at September 30, 1995.

4. The Fund adopted a Plan of Distribution (the Plan) that allows for the Fund to reimburse PFD for expenditures to finance any activities primarily intended to result in the sale of trust shares. The Plan provides for reimbursement of such expenditures in an amount not to exceed 0.25% of the Fund's average daily net assets. In addition, a service fee of 0.15% of the Fund's daily net assets is accrued daily and paid quarterly. Included in Accrued expenses is $4,141 in distribution fees payable to PFD at September 30, 1995.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF
    PIONEER CALIFORNIA DOUBLE TAX-FREE FUND:

We have audited the accompanying balance sheet of Pioneer California Double Tax-Free Fund (one of the portfolios that composes Pioneer Tax-Free State Series Trust), including the schedule of investments as of September 30, 1995, and the related statement of operations, statements of changes in net assets and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer California Double Tax-Free Fund of Pioneer Tax-Free State Series Trust as of September 30, 1995, the results of its operations, changes in its net assets and financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                                        ARTHUR ANDERSEN LLP

Boston, Massachusetts
October 27, 1995

                      TAX TREATMENT OF DISTRIBUTIONS
               MADE DURING THE YEAR ENDED SEPTEMBER 30, 1995

During the year ended September 30, 1995, Pioneer California Double Tax-Free Fund paid the following distributions from net investment income:


                                                               DISTRIBUTIONS
PAYMENT DATE                                                     PER SHARE
10/31/94                                                           $0.043
11/30/94                                                            0.047
12/30/94                                                            0.050
01/31/95                                                            0.043
02/28/95                                                            0.046
03/31/95                                                            0.049
04/28/95                                                            0.043
05/31/95                                                            0.045
06/30/95                                                            0.048
07/31/95                                                            0.043
08/31/95                                                            0.046
09/29/95                                                            0.047
                                                                   $0.550

Of the Fund's total per share distribution for this period, 100% is tax-exempt and should be reported on Form 1040, line 8b, U.S. Individual Tax Return.

TRUSTEES' FEES, PRINCIPAL SHAREHOLDERS AND SHARE OWNERSHIP OF
TRUSTEES AND OFFICERS (UNAUDITED)

The aggregate direct remuneration paid on behalf of the Fund to nonaffiliated trustees and officers during the period ended September 30, 1995 was approximately $2,400 plus expenses incurred in attending trustees meetings of approximately $2,300. Fees of trustees who are affiliated with or "interested persons" of Pioneering Management Corporation and Pioneer Funds Distributor, Inc., investment adviser and principal underwriter, respectively, of the Fund ($167 in 1995) are reimbursed to the Fund by Pioneering Management Corporation in accordance with the management contract with the Fund. The Pioneer Group, Inc., the parent company of Pioneering Management Corporation and Pioneer Funds Distributor, Inc., is a publicly held corporation of which Mr. Cogan, Chairman and President of the Fund, owned approximately 15% of the outstanding shares of capital stock at September 30, 1995.

 PIONEER CALIFORNIA
 DOUBLE TAX-FREE FUND
 60 State Street
 Boston, Massachusetts 02109

 OFFICERS
 JOHN F. COGAN, JR., Chairman and President
 DAVID D. TRIPPLE, Executive Vice President
 KATHLEEN D. McCLASKEY, Vice President
 WILLIAM H. KEOUGH, Treasurer
 JOSEPH P. BARRI, Secretary

 TRUSTEES
 JOHN F. COGAN, JR.
 RICHARD H. EGDAHL, M.D.
 MARGARET B. W. GRAHAM
 JOHN W. KENDRICK

 MARGUERITE A. PIRET
 DAVID D. TRIPPLE
 STEPHEN K. WEST
 JOHN WINTHROP

 INDEPENDENT PUBLIC ACCOUNTANTS
 ARTHUR ANDERSEN LLP

 INVESTMENT ADVISER
 PIONEERING MANAGEMENT CORPORATION

 PRINCIPAL UNDERWRITER
 PIONEER FUNDS DISTRIBUTOR, INC.

 CUSTODIAN
 BROWN BROTHERS HARRIMAN & CO.

 LEGAL COUNSEL
 HALE AND DORR

 SHAREHOLDER SERVICES AND TRANSFER AGENT
 PIONEERING SERVICES CORPORATION
 60 State Street
 Boston, Massachusetts 02109



   Please call Pioneer for information on:
   Existing accounts, new accounts,
   prospectuses, applications, and
   service forms...........  1-800-225-6292
   Fund yields and prices..  1-800-225-4321
   Toll-free fax...........  1-800-225-4240
   Retirement plans........  1-800-622-0176
   Telecommunications
   Device for the Deaf (TDD) 1-800-225-1997

 When distributed to persons who are not
 shareowners of the Fund, this report must be accompanied by an official prospectus that discusses the objectives, policies, sales charges and other information about the Fund.

 1195-2819
 (C)Pioneer Funds Distributor, Inc.